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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 13, 2001

                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                   0-9408                    84-1097578
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     file number)             Identification No.)

                  1099 18TH STREET, SUITE 400, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)

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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                NOVEMBER 13, 2001

ITEM 5. OTHER EVENTS

     On November 13, 2001, Prima Energy Corporation, a Delaware corporation, issued a press release reporting earnings for the quarter and nine months ended September 30, 2001, and providing an update on operating activities and commodity hedging. A copy of the press release is attached hereto as Exhibit 99.6

ITEM 7c. EXHIBITS

     The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

 Exhibit
Table No.         Document                                      Exhibit No.
---------         --------                                      -----------
   99             Prima Energy Corporation Press                   99.6
                  Release dated November 13, 2001

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PRIMA ENERGY CORPORATION
                                         (Registrant)

Date November 15, 2001             By /s/ Neil L. Stenbuck
     -----------------                ------------------------------------------
                                      Neil L. Stenbuck, Executive Vice President
                                      and Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

  99.6           Prima Energy Corporation Press Release dated November 13, 2001